EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Checkpoint Therapeutics, Inc. (the “Company”) for the period ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James F. Oliviero, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

Dated: March 22, 2024	By:	/s/ James F. Oliviero
James F. Oliviero
President, Chief Executive Officer and Director
Principal Executive Officer